Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

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We are Sole Bookrunner on a re-opening of Prospect Capital's 4.95% Convertible Notes due 2022 with the following indicative terms:

Issuer:	Prospect Capital Corporation (NYSE: PSEC)
Issue:	Convertible Notes due 2022 ("Notes")
Ranking:	Senior Unsecured
Offering Size:	$75mm Base Deal Size
Final Maturity:	July 15, 2022
Coupon:	4.95%
Conversion Price:	$9.98
Re-Offer Price Range:	98.4 - 98.5
Effective Yield:	5.38 - 5.36%
Issuer Call:	Non-callable until 15-April-2022; callable thereafter at par plus accrued and unpaid interest and make-whole premium
Investor Redemption:	None
Coupon Payment Dates:	January 15th and July 15th of each year, beginning July 15, 2018
Conversion Settlement:	Physical Settlement
Dividend Protection:	Full dividend protection above the monthly threshold of $0.08333
Fundamental Change:	This security includes protection for investors upon a change of control, dissolution or delisting
Use of Proceeds:
Prospect intends to use the net proceeds from the re-opening for the repayment of borrowings under its Revolving Credit Facility and to use the remainder to invest in high quality short term debt investments, and/or to make long term investments in accordance with its investment objective

Anticipated Pricing Date:	Pre market open on Wednesday, May 16th
Sole Bookrunner:	Goldman Sachs
Fungibility:
The Notes will form a single series and be fungible with the $225,000,000 aggregate principal amount of PSEC’s outstanding 4.95% Convertible Notes due 2022. After giving effect to the issuance of the Notes, there will be 300,000,000 aggregate principal amount (or $311,250,000 if the underwriter fully exercises its overallotment option) of PSEC’s 4.95% Convertible Notes due 2022 outstanding.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect Capital Corporation (“PSEC”) before investing. The preliminary prospectus supplement dated May 15, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about PSEC and should be read carefully before investing.You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling toll-free 1-866-471-2526.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of PSEC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

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